Exhibit 99.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-159776, 333-149467, 333-126824, 333-86006, 333-39380, 333-82011, 333-80341, 333-10363, 33-51934 and 33-72798) of Watsco, Inc. of our report dated September 17, 2009 relating to the combined financial statements of the Carrier Sales and Distribution Business, which appears in the Current Report on Form 8-K/A of Watsco, Inc. dated July 1, 2009.

/s/ PricewaterhouseCoopers LLP

Hartford, CT
September 17, 2009